CAPITAL RISK MANAGEMENT	12 Months Ended
Mar. 31, 2018
Capital Risk Management [Abstract]
CAPITAL RISK MANAGEMENT
CAPITAL RISK MANAGEMENT
The Company’s objectives when managing capital are threefold:
(i)    Optimize the Company’s cost of capital;
(ii)    Maintain the Company’s financial strength and credit quality;
(iii)   Provide the Company’s shareholders with an appropriate rate of return on their investment.

The Company manages its capital structure and makes corresponding adjustments based on changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, issue new shares or debt, use cash to reduce debt or repurchase shares.

To accomplish its objectives stated above, the Company monitors its capital on the basis of the net debt to capital. This ratio is calculated as net debt divided by the sum of the net debt and total equity. Net debt is calculated as total debt, including the short-term portion (as presented in the consolidated statement of financial position and including non-recourse debt) less cash and cash equivalents. Total equity comprises share capital, contributed surplus, accumulated other comprehensive income, retained earnings and non-controlling interests.

The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

	2018	2017
Total debt (Note 12)	$1,260.9	$1,255.4
Less: cash and cash equivalents	(611.5)	(504.7)
Net debt	$649.4	$750.7
Equity	2,366.6	2,081.0
Total net debt plus equity	$3,016.0	$2,831.7
Net debt: equity	22:78	27:73

The Company has certain debt agreements which require the maintenance of a certain level of capital.